EXHIBIT 99.2

DTE Energy®

3Q 2013

Supplemental Financial Information

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	September 30,	December 31,
	2013	2012
	(In millions)
ASSETS
Current Assets
Cash and cash equivalents	$71	$65
Restricted cash, principally Securitization	64	122
Accounts receivable (less allowance for doubtful accounts of $67 and $62, respectively)
Customer	1,239	1,336
Other	81	126
Inventories
Fuel and gas	467	527
Materials and supplies	258	234
Deferred income taxes	—	21
Derivative assets	72	108
Regulatory assets	49	182
Other	248	194
	2,549	2,915
Investments
Nuclear decommissioning trust funds	1,139	1,037
Other	584	554
	1,723	1,591
Property
Property, plant and equipment	24,795	23,631
Less accumulated depreciation, depletion and amortization	(9,284)	(8,947)
	15,511	14,684
Other Assets
Goodwill	2,018	2,018
Regulatory assets	3,700	4,235
Securitized regulatory assets	280	413
Intangible assets	122	135
Notes receivable	104	112
Derivative assets	26	39
Other	198	197
	6,448	7,149
Total Assets	$26,231	$26,339

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited) — (Continued)

	September 30,	December 31,
	2013	2012
	(In millions, except shares)
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$866	$848
Accrued interest	114	93
Dividends payable	116	107
Short-term borrowings	271	240
Current portion long-term debt, including capital leases	896	817
Derivative liabilities	58	125
Regulatory liabilities	230	89
Other	457	449
	3,008	2,768
Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,253	6,220
Securitization bonds	105	302
Junior subordinated debentures	480	480
Capital lease obligations	8	12
	6,846	7,014
Other Liabilities
Deferred income taxes	3,290	3,191
Regulatory liabilities	907	1,031
Asset retirement obligations	1,800	1,719
Unamortized investment tax credit	49	56
Derivative liabilities	21	26
Accrued pension liability	1,254	1,498
Accrued postretirement liability	684	1,160
Nuclear decommissioning	172	159
Other	290	306
	8,467	9,146
Commitments and Contingencies
Equity
Common stock, without par value, 400,000,000 shares authorized, 176,797,248 and 172,351,680 shares issued and outstanding, respectively	3,885	3,587
Retained earnings	4,142	3,944
Accumulated other comprehensive loss	(151)	(158)
Total DTE Energy Company Equity	7,876	7,373
Noncontrolling interests	34	38
Total Equity	7,910	7,411
Total Liabilities and Equity	$26,231	$26,339

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30,
	2013	2012
	(In millions)
Operating Activities
Net income	$542	$535
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	811	747
Nuclear fuel amortization	25	25
Allowance for equity funds used during construction	(10)	(10)
Deferred income taxes	162	96
Asset (gains) and losses, reserves and impairments, net	(5)	(7)
Changes in assets and liabilities:
Accounts receivable, net	177	237
Inventories	35	5
Accounts payable	(16)	(35)
Derivative assets and liabilities	(23)	38
Accrued pension obligation	(44)	(3)
Accrued postretirement obligation	(191)	(143)
Regulatory assets and liabilities	327	286
Other assets	(62)	(2)
Other liabilities	(13)	(40)
Net cash from operating activities	1,715	1,729
Investing Activities
Plant and equipment expenditures — utility	(1,101)	(1,008)
Plant and equipment expenditures — non-utility	(270)	(214)
Proceeds from sale of assets	20	20
Restricted cash for debt redemption, principally Securitization	58	55
Proceeds from sale of nuclear decommissioning trust fund assets	40	48
Investment in nuclear decommissioning trust funds	(52)	(61)
Other	(32)	(24)
Net cash used for investing activities	(1,337)	(1,184)
Financing Activities
Issuance of long-term debt	768	495
Redemption of long-term debt	(855)	(447)
Short-term borrowings, net	31	(321)
Issuance of common stock	29	29
Dividends on common stock	(329)	(300)
Other	(16)	(10)
Net cash used for financing activities	(372)	(554)
Net Increase (Decrease) in Cash and Cash Equivalents	6	(9)
Cash and Cash Equivalents at Beginning of Period	65	68
Cash and Cash Equivalents at End of Period	$71	$59

DTE Electric Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(In millions)
Operating Revenues	$1,457	$1,542	$3,941	$4,029
Operating Expenses
Fuel and purchased power	487	543	1,294	1,348
Operation and maintenance	335	337	1,009	1,026
Depreciation and amortization	233	219	666	607
Taxes other than income	67	65	200	193
Asset (gains) losses and reserves, net	(3)	—	(3)	(1)
	1,119	1,164	3,166	3,173
Operating Income	338	378	775	856
Other (Income) and Deductions
Interest expense	68	70	202	204
Other income	(14)	(14)	(38)	(41)
Other expenses	7	12	19	27
	61	68	183	190
Income Before Income Taxes	277	310	592	666
Income Tax Expense	97	115	206	247
Net Income	$180	$195	$386	$419

DTE Gas Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(In millions)
Operating Revenues	$158	$157	$995	$867
Operating Expenses
Cost of gas	27	20	397	350
Operation and maintenance	104	88	312	282
Depreciation and amortization	23	23	70	69
Taxes other than income	12	10	43	41
	166	141	822	742
Operating Income (Loss)	(8)	16	173	125
Other (Income) and Deductions
Interest expense	14	14	43	43
Interest income	(2)	(2)	(5)	(5)
Other income	(2)	(2)	(6)	(7)
Other expenses	1	1	2	3
	11	11	34	34
Income (Loss) Before Income Taxes	(19)	5	139	91
Income Tax Expense (Benefit)	(7)	2	49	32
Net Income (Loss)	$(12)	$3	$90	$59

DTE Energy Debt/Equity Calculation
As of September 30, 2013
($ millions)

Short-term borrowings	$271
Current portion of long-term debt, including capital leases	896
Mortgage bonds, notes and other	6,253
Securitization bonds, excluding current portion	105
Capital lease obligations	8
Other adjustments	99
less Securitization bonds, including current portion	(302)
50% Junior Subordinated Debentures	240
Total debt	7,570

50% Junior Subordinated Debentures	240
Common equity	7,910
Total adjusted equity	8,150

Total capitalization	$15,720

Debt	48.2%
Adjusted equity	51.8%

Total	100%

Sales Analysis - Q3 2013

Electric Sales - DTE Electric Service Area (GWh)				Electric Billings - DTE Electric Service Area (000s)

	Q3 2013	Q3 2012	% Change		Q3 2013	Q3 2012	% Change
Residential	4,401	4,893	(10)%	Residential	$672,902	$736,043	(9)%
Commercial	4,504	4,601	(2)%	Commercial	508,522	515,457	(1)%
Industrial	2,635	2,707	(3)%	Industrial	203,606	206,142	(1)%
Other	233	238	(2)%	Other	27,685	26,907	3%
	11,773	12,439	(5)%		$1,412,715	$1,484,549	(5)%
Choice	1,393	1,372	2%	Choice	25,789	23,684	9%
TOTAL SALES	13,166	13,811	(5)%	TOTAL REVENUES	$1,438,504	$1,508,233	(5)%

Gas Sales - DTE Gas Service Area (MMcf)				Gas Billings - DTE Gas Service Area (000s)

	Q3 2013	Q3 2012	% Change		Q3 2013	Q3 2012	% Change
Residential	8,671	5,943	46%	Residential	$86,918	$76,382	14%
Commercial	1,297	1,250	4%	Commercial	14,625	14,532	1%
Industrial	113	90	26%	Industrial	817	716	14%
	10,081	7,283	38%		$102,360	$91,630	12%
End User Transportation*	23,924	32,991	(27)%	End User Transportation*	31,865	33,733	(6)%
TOTAL SALES	34,005	40,274	(16)%	TOTAL REVENUES	$134,225	$125,363	7%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
DTE Electric service territory				DTE Gas service territory
	Q3 2013	Q3 2012	% Change		Q3 2013	Q3 2012	% Change
Actuals	583	768	(24)%	Actuals	143	144	(1)%
Normal	580	537		Normal	122	125
Deviation from normal	1%	43%		Deviation from normal	17%	15%

Earnings Impact of Weather
Variance from normal weather ($ millions, after-tax)
	Q3 2013	Q3 2012
DTE Electric	$—	$40
DTE Gas	1	1

Sales Analysis - YTD September 30, 2013

Electric Sales - DTE Electric Service Area (GWh)				Electric Billings - DTE Electric Service Area (000s)

	YTD 2013	YTD 2012	% Change		YTD 2013	YTD 2012	% Change
Residential	11,600	12,180	(5)%	Residential	$1,784,071	$1,823,316	(2)%
Commercial	12,585	12,734	(1)%	Commercial	1,427,270	1,435,902	(1)%
Industrial	7,746	7,645	1%	Industrial	600,844	596,550	1%
Other	701	717	(2)%	Other	81,019	79,710	2%
	32,632	33,276	(2)%		$3,893,204	$3,935,478	(1)%
Choice	3,940	3,938	—%	Choice	73,031	68,309	7%
TOTAL SALES	36,572	37,214	(2)%	TOTAL REVENUES	$3,966,235	$4,003,787	(1)%

Gas Sales - DTE Gas Service Area (MMcf)				Gas Billings - DTE Gas Service Area (000s)

	YTD 2013	YTD 2012	% Change		YTD 2013	YTD 2012	% Change
Residential	68,420	54,005	27%	Residential	$594,449	$516,496	15%
Commercial	14,980	12,296	22%	Commercial	127,767	110,741	15%
Industrial	415	719	(42)%	Industrial	3,092	5,676	(46)%
	83,815	67,020	25%		$725,308	$632,913	15%
End User Transportation*	111,531	114,808	(3)%	End User Transportation*	161,663	146,496	10%
TOTAL SALES	195,346	181,828	7%	TOTAL REVENUES	$886,971	$779,409	14%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
DTE Electric service territory				DTE Gas service territory
	YTD 2013	YTD 2012	% Change		YTD 2013	YTD 2012	% Change
Actuals	846	1,114	(24)%	Actuals	4,189	3,322	26%
Normal	795	730		Normal	4,020	4,131
Deviation from normal	6%	53%		Deviation from normal	4%	(20)%

Earnings Impact of Weather
Variance from normal weather ($ millions, after-tax)
	YTD 2013	YTD 2012
DTE Electric	$(1)	$50
DTE Gas	8	(25)

DTE Electric Temperature Normal Sales Analysis - YTD September 30, 2013

Temperature Normal Electric Sales - DTE Electric Service Area (GWh)				Temperature Normal Electric Sales - DTE Electric Service Area (Includes Electric Choice) (GWh)

	YTD 2013	YTD 2012	% Change		YTD 2013	YTD 2012	% Change
Residential	11,666	11,478	2%	Residential	11,666	11,479	2%
Commercial	12,610	12,331	2%	Commercial	14,945	14,621	2%
Industrial	7,747	7,603	2%	Industrial	9,355	9,163	2%
Other	702	717	(2)%	Other	702	717	(2)%
	32,725	32,129	2%	TOTAL SALES	36,668	35,980	2%
Choice	3,943	3,851	2%
TOTAL SALES	36,668	35,980	2%